UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 26, 2005

MeadWestvaco Corporation

(Exact name of registrant as specified in its charter)

DELAWARE	001-31215	31-1797999
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One High Ridge Park, Stamford, Connecticut 06905

(Address of principal executive offices)

(203) 461-7400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2- Financial Information

ITEM 2.02.	Results of Operations and Financial Condition.

On January 31, 2005, MeadWestvaco Corporation issued a news release announcing results for the fiscal quarter ended December 31, 2004. A copy of the news release is attached hereto as Exhibit 99.1.

The information is being furnished under Item 2.02 “Results of Operations and Financial Condition” of Form 8-K. Such information, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Section 4- Matters Related to Accountants and Financial Statements

ITEM 4.02 (a).	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

In connection with its fourth quarter controls procedures, the company identified the need to record corrections to prior period deferred tax liabilities, and on January 26, 2005 the company concluded to restate prior period financial statements. This restatement for the deferred taxes adjustment will affect results for 2003, 2002 and the allocation in 2002 of the merger goodwill relating to the Mead and Westvaco merger. As a result of the decision to restate for the deferred tax item, the company also will make adjustments to its prior period financial statements for the previously disclosed adjustment in the first quarter relating to inter-company transactions and for an additional adjustment that it identified in the fourth quarter relating to one of its investments. In the restatement, the company expects to adjust 2003 results from a net loss of $6 million to net income of $18 million (9 cents per share), and to adjust 2002 results from a net loss of $389 million to a net loss of $398 million ($2.07 per share). The company also will make certain adjustments to its December 31, 2003 and 2002 balance sheets which are in the aggregate less than 2% of total assets or equity. The company will also adjust its previously reported 2004 quarterly net income (loss) to reflect the restatement. The financial information accompanying the earnings release includes the restatement adjustments. The company will file amended Form 10-Qs for the 2004 quarters and an amended 2003 Form 10-K within the next few weeks. The company believes it has addressed the control weaknesses associated with these adjustments and is in the process of completing its assessment of internal control over financial reporting as of December 31, 2004, pursuant to the requirements of Sarbanes-Oxley Section 404.

On January 25, 2005 and January 28, 2005 the Audit Committee and management of the company reviewed and discussed these corrections. Representatives of the company’s independent registered public accounting firm, PricewaterhouseCoopers LLP, also attended the meetings and discussed this matter with the Audit Committee. The accounting errors discussed above were inadvertent and management believes it has addressed the control weaknesses associated with these adjustments.

Section 9- Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits

Ex. No.	Description

99.1	News Release dated January 31, 2005.

99.2	Presentation material for news release conference call dated January 31, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MEADWESTVACO CORPORATION

By:	/s/ John J. Carrara
John J. Carrara
Assistant Secretary

Date: January 31, 2005

MEADWESTVACO CORPORATION

Exhibit Index to Current Report on Form 8-K

Exhibit 99.1	News Release dated January 31, 2005

Exhibit 99.2	Presentation material for news release conference call dated January 31, 2005